Exhibit 10.1

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AND GUARANTY AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of June 14, 2018 by and among MERIDIAN WASTE OPERATIONS, INC., a New York corporation (“Operations”), MOBILE SCIENCE TECHNOLOGIES, INC., a Georgia corporation (“Mobile”), ATTIS HEALTHCARE, LLC, a South Carolina limited liability company (“Healthcare”), INTEGRITY LAB SOLUTIONS, LLC, an Oklahoma limited liability company (“Integrity”), RED X MEDICAL LLC, a Georgia limited liability company (“Red X”), WELNESS BENEFITS, LLC, an Oklahoma limited liability company (“Welness”), LGMG, LLC, an Oklahoma limited liability company (“LGMG”), ATTIS INNOVATIONS, LLC, a Georgia limited liability company (“Innovations”), and ADVANCED LIGNIN BIOCOMPOSITES LLC, a Minnesota limited liability company (“Advanced Lignin”), ATTIS ENVICARE MEDICAL WASTE, LLC, a Georgia limited liability company (“Envicare”), ATTIS GENETICS, LLC, a Georgia limited liability company (“Genetics”), ATTIS FEDERAL LABS, LLC, an Oklahoma limited liability company (“Federal Labs”), ATTIS COMMERCIAL LABS, LLC, an Oklahoma limited liability company (“Commercial Labs”, and together with Operations, Mobile, Healthcare, Integrity, Red X, Welness, LGMG, Innovations, Advanced Lignin, Envicare, Genetics, and Federal Labs the “Companies” and each, a “Company”), ATTIS INDUSTRIES INC., a New York corporation (“Holdings”) and CERTAIN SUBSIDIARIES OF HOLDINGS, as Guarantors, the Lenders party hereto from time to time and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P. (“GSSLG”), as Administrative Agent (in such capacity, “Administrative Agent”), Collateral Agent (in such capacity, “Collateral Agent”), and Lead Arranger.

RECITALS

A. The Companies, Holdings, Lenders and Administrative Agent are parties to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of April 20, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement), pursuant to which the Lenders have made certain financial accommodations available to the Companies; and

B. The Companies have requested that the Lenders amend certain provisions of the Credit Agreement and waive certain Events of Default, and, subject to the terms and conditions hereof, the Lenders executing this Amendment are willing to do so.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and intending to be legally bound, the parties hereto agree as follows:

A. EXTENSION OF POST-CLOSING DEADLINES

1. At your request, subject to the terms and conditions set forth herein, effective as of the date hereof, the Administrative Agent and Lenders hereby

(i) extend the date for satisfaction of item 2 set forth on Schedule 5.15 (i.e., satisfaction of all Real Estate Mortgage Requirements with respect to the Real Estate Asset set forth on Schedule 3.1 of the Credit Agreement) from May 20, 2018, to June 30, 2018 (or to such later date as agreed to in writing (including by email) by the Administrative Agent in its sole discretion),

(ii) extend the date for satisfaction of item 3 set forth on Schedule 5.15 (i.e., delivery of Control Agreements with respect to certain Deposit Accounts) from May 20, 2018, to June 30, 2018 (or to such later date as agreed to in writing (including by email) by the Administrative Agent in its sole discretion), and

(iii) extend the date for delivery of the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of months of March 2018 and April 2018 and the related consolidated and consolidating statements of income, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Holdings and its Subsidiaries for such months, as required pursuant to Section 5.1(a) of the Credit Agreement, to July 14, 2018 (or to such later date as agreed to in writing (including by email) by the Administrative Agent in its sole discretion).

2. At your request, subject to the terms and conditions set forth herein, if (i) no Default or Event of Default exists or is continuing on June 30, 2018, and (ii) the Companies shall have made the interest payment that is due and payable on June 30, 2018, then the Installment that would otherwise be due and payable on June 30, 2018 shall instead be due and payable on August 31, 2018, notwithstanding anything to the contrary in Section 2.11 of the Credit Agreement.

B. WAIVERS

At your request, the Administrative Agent and Lenders hereby waive the Events of Default that have occurred and are continuing

(i) under Section 8.1(a) of the Credit Agreement due to the failure of the Companies to

(a) pay interest in the aggregate amount of $473,947.52 for the month ending May 31, 2018, as required by Section 2.7(e) of the Credit Agreement; provided that such interest shall be paid in kind by adding such amount to the outstanding principal amount of the Term Loan in accordance with Section E(1) below; and

(b) timely make the interest payment of $22,383.30 for the period from April 20, 2018 through April 30, 2018, within one Business day of the Interest Payment Date, as required by Section 2.7(e) of the Credit Agreement; and

(ii) under Section 8.1(c) of the Credit Agreement due to the failure of the Companies to

(a) cause the Real Estate Asset set forth on Schedule 3.1 of the Credit Agreement to be subject to a Mortgage to secure the obligations and otherwise satisfy the Real Estate Mortgage Requirements with respect to such Real Estate Asset on or prior to 30 days following the Restatement Date, as required by Section 5.15 of the Credit Agreement;

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(b) cause each Wells Fargo Deposit Account listed on Schedule 4.4.4 of the Security Agreement to be a Controlled Account on or prior to 30 days following the Restatement Date, as required by Section 5.15 of the Credit Agreement;

(c) deliver to Administrative Agent the consolidated and consolidating balance sheet of Holdings and its Subsidiaries as at the end of month of March 2018 and the related consolidated and consolidating statements of income, consolidated statements of stockholders’ equity and consolidated statements of cash flows of Holdings and its Subsidiaries for such month, as required by Section 5.1(a) of the Credit Agreement; and

(d) comply with the requirements of Sections 5.15 and 6.7 of the Credit Agreement in connection with the acquisitions of or investments in CleanTech Corporation, FLUX Carbon LLC, Noveda Technologies, Inc., Genarex FD LLC, and the issuance of preferred Capital Stock in connection therewith.

The waivers set forth in this Section B are limited to their terms and are not and shall not be deemed to be a waiver of any other Default or Event of Default or a consent to departure from any term of the Credit Agreement, including, without limitation, any future failure to comply with the requirements of Section 5.15 of the Credit Agreement as extended in this Amendment or any other outstanding Default or Event of Default regardless of whether or not the Administrative Agent or Lenders have received notice of such Defaults and Events of Default. The Administrative Agent and Lenders reserve all of their rights and remedies under the Credit Documents and applicable law with respect to any other Defaults or Events of Default.

C. CONDITIONS TO EFFECTIVENESS

Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that this Amendment shall not become effective, the Credit Parties shall have no rights under this Amendment, until Administrative Agent shall have received each of the following:

(i) reimbursement or payment of its costs and expenses incurred in connection with this Amendment or the Credit Agreement (including reasonable fees, charges and disbursements of counsel to Administrative Agent) to the extent invoiced prior to the date hereof; and

(ii) executed counterparts to this Amendment from each Company, each other Credit Party, and each of the Lenders.

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D. REPRESENTATIONS

To induce the Lenders and Administrative Agent to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent that:

1. The execution, delivery and performance by such Credit Party of this Amendment (a) are within each Credit Party’s corporate or limited liability company power; (b) have been duly authorized by all necessary corporate, limited liability company and/or shareholder action, as applicable; (c) are not in contravention of any provision of any Credit Party’s certificate of incorporation or formation, or bylaws or other organizational documents; (d) do not violate any law or regulation, or any order or decree of any Governmental Authority; (e) do not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Credit Party or any of its Subsidiaries is a party or by which any Credit Party or any such Subsidiary or any of their respective property is bound; (f) do not result in the creation or imposition of any Lien upon any of the property of any Credit Party or any of its Subsidiaries; and (g) do not require the consent or approval of any Governmental Authority or any other person; and

2. This Amendment has been duly executed and delivered for the benefit of or on behalf of each Credit Party and constitutes a legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general.

E. OTHER AGREEMENTS

1. Interest. On the date hereof, an aggregate amount equal to $473,947.52, representing the interest accrued but unpaid through May 31, 2018, shall be paid in kind by adding the amount of such accrued interest to the outstanding principal amount of the Term Loan as of May 31, 2018. From and after such payment in kind, such capitalized interest shall be treated as a portion of the Term Loans for all purposes hereunder. After giving effect to such payment in kind, the aggregate outstanding principal balance of the Term Loans, as of the date hereof, is equal to $8,632,281.31.

2. Amendment Fee. The Companies jointly and severally agree to pay to GSSLG, solely for its own account, an amendment fee in an amount equal to $200,000 (the “Amendment Fee”). The Amendment Fee shall be fully earned and payable in full on January 1, 2019, shall be nonrefundable when paid and in addition to any other fees, costs and expenses payable pursuant to the Credit Agreement or the other Credit Documents, including without limitation, the fees set forth in the Fee Letter; provided, however, the Amendment Fee shall be waived if all Guaranteed Obligations have been indefeasibly paid in full in cash on or prior to December 31, 2018 or if the Companies pay the amount pursuant to paragraph E.3 hereof pursuant to the conditions of such paragraph.

3. Payment. Notwithstanding anything to the contrary contained in the Credit Agreement or other Credit Documents, if, on or before August 14, 2018, the Companies pay Lenders an amount equal to $6,000,000 plus any unpaid fees under Section C(i) hereof, the Companies shall be released from any obligation to pay any additional principal amounts under the Credit Agreement and Lenders and Agent shall release all liens and security interest securing the Obligations.

4. Joinders. On or prior to June 30, 2018 (or such later date consented to by the Administrative Agent in writing (including by email)), the Credit Parties shall cause each of CleanTech Corporation, FLUX Carbon LLC, Noveda Technologies, Inc., Genarex FD LLC, to join the Credit Agreement and other Credit Documents as a Credit Party and to satisfy the requirements of Section 5.10 of the Credit Agreement.

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5. Reaffirmation of Obligations. Each Credit Party hereby (i) reaffirms all of its obligations owing to the Administrative Agent and Lenders under each Credit Document, and (ii) covenants and agrees that so long as any Commitment is in effect and until payment in full of all Obligations, each Credit Party shall perform, and shall cause each of its Subsidiaries to perform, all obligations under the Credit Agreement, as amended hereby, and the other Credit Documents.

6. Continuing Effectiveness of Credit Documents. As amended hereby, all terms of the Credit Agreement and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties party thereto and each Credit Party reaffirms and ratifies all terms of the Credit Agreement, as amended hereby, and other Credit Documents. To the extent any terms and conditions in any of the other Credit Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. Upon the effectiveness of this Amendment such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby.

7. Reaffirmation of Guaranty. Each Guarantor consents to the execution and delivery by the Companies of this Amendment and the consummation of the transactions described herein, and ratifies and confirms the terms of the Guaranty to which such Guarantor is a party with respect to the indebtedness now or hereafter outstanding under the Credit Agreement as amended hereby and all promissory notes issued thereunder. Each Guarantor acknowledges that, notwithstanding anything to the contrary contained herein or in any other document evidencing any indebtedness of any Company to the Lenders or any other obligation of any Company, or any actions now or hereafter taken by the Lenders with respect to any obligation of any Company, the Guaranty to which such Guarantor is a party (i) is and shall continue to be a primary obligation of such Guarantor, (ii) is and shall continue to be an absolute, unconditional, continuing and irrevocable guaranty of payment, and (iii) is and shall continue to be in full force and effect in accordance with its terms. Nothing contained herein to the contrary shall release, discharge, modify, change or affect the original liability of any Guarantor under the Guaranty to which such Guarantor is a party.

8. Acknowledgment of Perfection of Security Interest. Each Credit Party hereby acknowledges that, as of the date hereof, the security interests and liens granted to Administrative Agent and the Lenders under the Credit Agreement and the other Credit Documents are in full force and effect, are properly perfected to the extent required under the Collateral Documents and are enforceable in accordance with the terms of the Credit Agreement and the other Credit Documents.

9. Effect of Agreement. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Credit Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Credit Parties to the Lenders and Administrative Agent. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. This Amendment shall constitute a Credit Document for all purposes of the Credit Agreement.

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10. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

11. No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement and the other Credit Documents or an accord and satisfaction in regard thereto.

12. Costs and Expenses. The Companies agree to pay on demand all costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for Administrative Agent with respect thereto.

13. Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission, electronic transmission (including delivery of an executed counterpart in .pdf format) shall be as effective as delivery of a manually executed counterpart hereof.

14. Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns. No third party beneficiaries are intended in connection with this Amendment.

15. Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

16. Release. Each Credit Party hereby releases, acquits, and forever discharges Administrative Agent and each of the Lenders, and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Administrative Agent and the Lenders, from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including reasonable attorneys' fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which such Credit Party may have or claim to have now or which may hereafter arise out of or connected with any act of commission or omission of Administrative Agent or the Lenders existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Credit Agreement or the other of the Credit Documents. The provisions of this paragraph shall be binding upon each Credit Party and shall inure to the benefit of Administrative Agent, the Lenders, and their respective heirs, executors, administrators, successors and assigns.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

ATTIS INDUSTRIES INC.

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Chief Executive Officer

MERIDIAN WASTE OPERATIONS, INC.

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Chief Executive Officer

ADVANCED LIGNIN BIOCOMPOSITES LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

ATTIS ENVICARE MEDICAL WASTE, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

ATTIS GENETICS, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

ATTIS HEALTHCARE, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

[Signature Page to First Amendment to
Second Amended and Restated Credit and Guaranty Agreement]

ATTIS INNOVATIONS, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

MOBILE SCIENCE TECHNOLOGIES, INC.

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Vice President

RED X MEDICAL LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

INTEGRITY LAB SOLUTIONS, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

LGMG, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

WELNESS BENEFITS, LLC

By:
	Name:	Jeffrey S. Cosman
	Title:	Manager

[Signature Page to First Amendment to
Second Amended and Restated Credit and Guaranty Agreement]

ATTIS FEDERAL LABS, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

ATTIS COMMERCIAL LABS, LLC

By:	/s/ Jeffrey S. Cosman
	Name:	Jeffrey S. Cosman
	Title:	Manager

[Signature Page to First Amendment to
Second Amended and Restated Credit and Guaranty Agreement]

GOLDMAN SACHS SPECIALTY LENDING GROUP, LP, as Administrative Agent

By:	/s/ Justin Betzen
	Name:	Justin Betzen
	Title:	Senior Vice President

GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC., as a Lender

By:	/s/ Justin Betzen
	Name:	Justin Betzen
	Title:	Senior Vice President

[Signature Page to First Amendment to
Second Amended and Restated Credit and Guaranty Agreement]